UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 7, 2026

Beneficient

(Exact Name of Registrant as Specified in Charter)

Nevada	001-41715	72-1573705
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

325 North St. Paul Street, Suite 4850

Dallas, Texas 75201

(Address of Principal Executive Offices, and Zip Code)

(214) 445-4700

Registrant’s Telephone Number, Including Area Code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A common stock, par value $0.001 per share	BENF	Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, par value $0.001 per share, and one share of Series A convertible preferred stock, par value $0.001 per share	BENFW	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on March 10, 2026, Beneficient Financing, L.L.C. (the “Borrower”), a wholly owned subsidiary of Beneficient, a Nevada corporation (the “Company”), and Beneficient Company Holdings, L.P., as guarantor (the “Guarantor” and together with the Borrower, the “Loan Parties”), entered into a letter agreement (the “Letter Agreement”) with HH-BDH, LLC (“HH-BDH”), which provided for the payment of the remaining interest and fees outstanding under that certain Credit and Guaranty Agreement, dated October 19, 2023, by and among the Loan Parties and HH-BDH, as lender and administrative agent. HH-BDH’s sole member is Hicks Holdings Operating, LLC, a Delaware limited liability company, whose managing member, Mack Hicks, is a member of the Company’s board of directors. Pursuant to the terms of the Letter Agreement, among other things, the Borrower agreed to pay HH-BDH $1,000,000 in cash no later than five business days following September 30, 2026. Effective October 7, 2026, HH-BDH and the Loan Parties amended the Letter Agreement (the “Letter Agreement Amendment”) to extend the deadline for the $1,000,000 cash payment to March 31, 2027.

The foregoing description of the Letter Agreement Amendment is a summary only, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Letter Agreement Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

10.1	Letter Agreement Amendment, effective October 7, 2026, by and among HH-BDH LLC, Beneficient Financing, L.L.C. and Beneficient Company Holdings, L.P.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENEFICIENT

By:	/s/ Gregory W. Ezell
Name:	Gregory W. Ezell
Title:	Chief Financial Officer
Dated:	October 14, 2026